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                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                             (Amendment No. _______)

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2)
[X]      Definitive Information Statement

                               NEWMARK HOMES CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)     Title of each class of securities to which transaction applies:


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         2)     Aggregate number of securities to which transaction applies:


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         3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:


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         4)     Proposed maximum aggregate value of transaction:


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         5)     Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)     Amount Previously Paid:


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         2)     Form, Schedule or Registration Statement No.:


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         3)     Filing Party:


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         4)     Date Filed:


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
                               NEWMARK HOMES CORP.
                            1200 SOLDIERS FIELD DRIVE
                             SUGAR LAND, TEXAS 77479

                              INFORMATION STATEMENT

                                February 26, 2001

                             TO THE STOCKHOLDERS OF
                               NEWMARK HOMES CORP.

         This Information Statement (the "Information Statement") is being delivered by Newmark Homes Corp., a Nevada corporation (the "Company") and relates to: the merger (the "Reincorporation Merger") by the Company with and into its wholly-owned subsidiary, Newmark Homes Corp., a Delaware corporation ("Newmark-Delaware"), in order to change the Company's state of incorporation from Nevada to Delaware.

         On February 7, 2001, by unanimous written consent, the Board of Directors of the Company approved the terms of the Reincorporation Merger as described in an Agreement and Plan of Merger ("Plan of Merger"). The Plan of Merger has also been approved by stockholders of the Company holding in excess of a majority of voting shares of stock in the Company. Stockholder approval was obtained by written consent in lieu of a stockholders' meeting dated February 7, 2001 signed by stockholders holding 80% of the outstanding common stock of the Company ("Stockholder Action"). The Plan of Merger has also been approved by the Company as the sole stockholder of Newmark-Delaware and by the directors of Newmark-Delaware, in a unanimous written consent of the directors and stockholders dated February 12, 2001. The Company is proposing that the Reincorporation Merger be effective on or about March 19, 2001. Upon consummation of the Reincorporation Merger, the Company stockholders will receive the same number of shares of common stock in Newmark-Delaware that they currently hold in the Company.

         This Information Statement is being mailed on or about February 26, 2001. This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Reincorporation Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder including particularly Regulation 14C. The costs of this Information Statement are being borne by the Company.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                  MERGER OF THE COMPANY INTO NEWMARK-DELAWARE

         The Board of Directors of the Company (the "Board") believes that it is in the best interests of the Company and its stockholders that the Company be reincorporated from the state of Nevada to the state of Delaware. The reincorporation will be accomplished by merging the



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Company with and into its wholly-owned subsidiary, Newmark-Delaware. The terms and conditions of the Reincorporation Merger are set forth in the Plan of Merger to be entered into between the Company and Newmark-Delaware, a copy of which is attached to this Information Statement as Exhibit A.

         PURPOSE OF THE REINCORPORATION. The primary reason for the Board's approval of the Reincorporation Merger is to gain access to the well-developed case law interpreting Delaware corporate law. The Board believes the guidance of prior Delaware decisions will allow it to more effectively perform its duties. Although the provisions of Nevada law are similar in a number of respects to those of Delaware law, there is a certain lack of predictability under Nevada law resulting from the limited body of case law interpreting Nevada law. Delaware law and the court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States.

         Delaware has an established policy of encouraging public companies to establish domicile in that state. Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws, which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware courts have therefore developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues.

         The Board therefore believes that the overall effect of the Reincorporation Merger will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that (i) the enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the board of directors and (ii) a Delaware domicile could result in the Company being more attractive to prospective investors.

         MECHANICS OF THE REINCORPORATION. The Reincorporation Merger will be effected by merging the Company with and into Newmark-Delaware. Newmark-Delaware has been formed as a Delaware corporation solely for the purpose of the Reincorporation Merger and has no historical operations. At the effective time of the Reincorporation Merger, the corporate existence of the Company will cease and each share of Company common stock issued and outstanding immediately prior to the Reincorporation Merger will be converted automatically into one share of Newmark-Delaware common stock. Holders of Company common stock certificates may be asked to surrender such certificates in exchange for Newmark-Delaware common stock certificates. Unless and until surrendered, each certificate representing Company common stock will be deemed to represent the same number of shares of Newmark-Delaware.

         The Reincorporation Merger will not result in any change in the name, physical location, business, management, assets, liabilities or net worth of the Company. From and after the effective time of the Reincorporation Merger: (i) the name of the surviving corporation will be "Newmark Homes Corp."; (ii) Newmark-Delaware will conduct business as presently conducted by the Company;
(iii) the charter and bylaws of Newmark-Delaware in effect immediately prior


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to the Reincorporation Merger will be the charter and bylaws of the surviving corporation; and (iv) the persons serving as directors and officers of the Company immediately prior to the Reincorporation Merger will become the directors and officers of Newmark-Delaware.

         Following the consummation of the Reincorporation Merger, Newmark-Delaware common stock will trade on the NASDAQ National Market under the symbol "NHCH." This symbol is the same as the existing symbol of the Company.

         The Merger may be abandoned by the Boards of Directors of the Company and Newmark-Delaware at any time prior to the effective time of the Reincorporation Merger, notwithstanding the approval of the Reincorporation Merger by the Company's stockholders.

         NO DISSENTERS' RIGHTS IN RESPECT OF THE REINCORPORATION MERGER. The Company's stockholders will have no right of dissent in connection with the Reincorporation Merger due to a Nevada statutory exemption for companies whose securities are included in the National Market System established by the National Association of Securities Dealers, Inc. Company common stock is listed on the NASDAQ National Market.

         CONVERSION OF COMPANY COMMON STOCK. By virtue of the Reincorporation Merger, each share of the Company common stock will be converted, without any action on the part of the holder thereof, into one share of Newmark-Delaware common stock.

         DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK, UNTIL SUCH TIME AS SURRENDER OF THE COMPANY COMMON STOCK IS REQUIRED. DELIVERY OF THE COMPANY STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF NEWMARK-DELAWARE COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF THE COMPANY COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF NEWMARK-DELAWARE COMMON STOCK.

         APPROVALS. A Certificate of Merger must be filed with the state of Delaware and Articles of Merger must be filed with the state of Nevada to effect the Reincorporation Merger. Except for these filings and certain filings with the Securities and Exchange Commission to recognize Newmark-Delaware as a successor to the Company, no federal or state regulatory requirements apply and no governmental approvals are required in connection with the Reincorporation Merger.

         ADDRESSES OF THE COMPANY AND NEWMARK-DELAWARE. The mailing address for the Company will not change and following the Reincorporation Merger, the mailing address for Newmark-Delaware will remain as: 1200 Soldiers Field Drive, Sugar Land, Texas 77479.


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               COMPARISON OF RIGHTS UNDER NEVADA AND DELAWARE LAW

         Upon consummation of the Reincorporation Merger, stockholders of the Company, a Nevada corporation, will become stockholders of Newmark-Delaware, a Delaware corporation, and the rights of such stockholders will be governed by applicable Delaware law, including the Delaware General Corporation Law (the "Delaware Law") and by the terms of the Newmark-Delaware's Certificate of Incorporation (the "Newmark-Delaware Charter"), a copy of which is attached hereto as Exhibit B and incorporated herein by this reference, and the Bylaws of Newmark-Delaware, a copy of which is attached hereto as Exhibit C and incorporated herein by this reference (the "Newmark-Delaware Bylaws"). The following discussion summarizes certain material differences, as of the date hereof, between the rights of stockholders of the Company under the Nevada Private Corporation Law (the "Nevada Law"), the Company's Articles of Incorporation, as amended (the "Company Charter") and the Bylaws of the Company (the "Company Bylaws"), and the rights of stockholders of Newmark-Delaware under Delaware Law, the Newmark-Delaware Charter, and the Newmark-Delaware Bylaws. The following summary does not purport to be a complete statement of the differences affecting stockholders' rights between the Delaware Law and Nevada Law, and is qualified in its entirety by reference to the provisions thereof.

         AUTHORIZED CAPITAL STOCK. Under the Company Charter, the Company currently has authority to issue 30,000,000 shares of common stock, par value $0.01 per share and 3,000,000 shares of preferred stock, par value $0.01. Under the Newmark-Delaware Charter, Newmark-Delaware currently has authority to issue 30,000,000 shares of common stock, par value $0.01 per share and 3,000,000 shares of preferred stock, par value $0.01.

         TENDER OFFER AND BUSINESS COMBINATION STATUTES. Delaware Law regulates certain business combinations with an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, by providing that a corporation may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder." A Delaware corporation may elect not to be governed by such provision (Section 203 of the Delaware Law) by an express provision to that effect in its charter. Newmark-Delaware has made such election in the Newmark-Delaware Charter and accordingly, will not be subject to Section 203 of the Delaware Law.

         Nevada Law also restricts a "business combination" with "interested stockholders", unless certain conditions are met. Such restrictions apply only to corporations which have at


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least 200 stockholders of record. A "combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets;
(ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation. The Nevada "business combination with interested stockholders" statute is not applicable to the Company.

         Nevada Law also includes a "control share acquisition" statute which prohibits an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages, unless the acquiror obtains the approval of the target corporation's stockholders. The "control share acquisition" statute only applies to Nevada corporations with at least 200 stockholders, including at least 100 record stockholders who are Nevada residents, and which do business directly or indirectly in Nevada. Once an acquiror crosses certain ownership thresholds, shares which it acquired in the transaction taking it over the ownership threshold or within ninety days become "control shares" which are deprived of the right to vote until a majority of the disinterested stockholders restore that right. A special stockholders' meeting may be called at the request of the acquiror to consider the voting rights of the acquiror's shares no more than 50 days (unless the acquiror agrees to a later date) after the delivery by the acquiror to the corporation of an information statement which sets forth the range of voting power that the acquiror has acquired or proposes to acquire and certain other


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information concerning the acquiror and the proposed control share acquisition.
If no such request for a stockholders' meeting is made, consideration of the voting rights of the acquiror's shares must be taken at the next special or annual stockholders' meeting. If the stockholders fail to restore voting rights to the acquiror or if the acquiror fails to timely deliver an information statement to the corporation, then the corporation may, if so provided in its charter or bylaws, call certain of the acquiror's shares for redemption. The Company's charter and bylaws do not currently permit it to call an acquiror's shares for redemption under these circumstances. The "control share acquisition" statute also provides that in the event the stockholders who do not vote in favor of restoring voting rights to the "control shares" may demand payment for the "fair value" of their shares. The Nevada "control share" statute is not applicable to the Company.

         STOCKHOLDER ACTION BY WRITTEN CONSENT. Under Delaware Law, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. Newmark-Delaware has not prohibited the taking of stockholder actions by written consent in the Newmark-Delaware Charter.

         Under Nevada Law, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The Company Charter does not prohibit action by written consent of stockholders and the Company Bylaws permit the Company's stockholders to act by a written consent of stockholders holding the required voting percentage to approve the action.

         SPECIAL MEETINGS OF STOCKHOLDERS. Under Delaware Law, special meetings of stockholders may be called by the board of directors or by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws. The Newmark-Delaware Bylaws provide that a special meeting of the stockholders may be called by the President, or by the board of directors or the Chairman of the Board, if one is appointed.

         Under Nevada Law, special meetings may be held in the manner provided by the bylaws of the corporation. The Company Bylaws provide that special meetings of the stockholders may be called by the President, the board of directors or the Chairman of the Board, if one is appointed.

         NOTICE OF PROPOSALS AND STOCKHOLDER DIRECTOR NOMINEES. The Newmark-Delaware Bylaws contain a provision requiring that stockholders desiring to include a proposal on the agenda for a stockholder meeting must submit the proposal to the Company not less than 120 days prior to the anniversary date of the proxy statement for the preceding annual meeting of stockholders of the corporation. The Company Bylaws do not include similar provisions.


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         DIRECTORS. Under Nevada Law, a vote of two-thirds of the outstanding voting shares is required to remove a director. Similarly, the Delaware Charter provides that , the holders of two-thirds of shares entitled to vote at a meeting may remove one or more directors.

         Under the Newmark-Delaware Bylaws, the Newmark-Delaware Board of Directors is composed of a number of directors as determined from time to time by the Board of Directors. The initial Board of Directors of Newmark-Delaware is comprised of two members but such board will be expanded to ten upon the effective date of the merger and include all of the current directors of the Company. Under the Company Bylaws, the Company Board of Directors consists of not less than one and not more than ten members. The current number of Company directors is ten.

         Under Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provides otherwise. The Company Bylaws and Newmark-Delaware Bylaws address the issue of director vacancies in essentially the same manner except that the Company Bylaws provide that the Board may not fill more than two such directorships during the period between any successive annual meetings of stockholders. No such limitation is included in the Newmark-Delaware Bylaws.

         STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATE REORGANIZATIONS. In general, both Delaware Law and Nevada Law require authorization by a majority of outstanding shares entitled to vote, as well as approval by the Board of Directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. There are limited circumstances under both Nevada Law and Delaware Law when stockholder approval would not be required to effectuate a merger or exchange of shares.

         APPRAISAL RIGHTS; DISSENTERS' RIGHTS. Both Delaware Law and Chapter 92A of the Nevada Revised Statutes provide that stockholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Under Delaware Law, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have rights of appraisal with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market System Security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 stockholders, or (ii) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

         Nevada Law similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of



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record unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

         AMENDMENT OF CHARTER. Delaware Law and Nevada Law permit a corporation to amend its charter in any respect provided the amendment contains only provisions that would be lawful in an original charter filed at the time of amendment. To amend a charter the Board of Directors must adopt a resolution presenting the proposed amendment. In addition, a majority of the shares entitled to vote, as well as a majority of shares by class of each class entitled to vote, must approve the amendment to make it effective.

         When the substantive rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. Under Delaware Law, the right to vote as a class may be limited in certain circumstances.

         Delaware Law provides that, in its resolution proposing an amendment, the Board of Directors may include a provision allowing the Board to abandon the amendment, without concurrence by stockholders, after the amendment has received stockholder approval but before its filing with the Secretary of State.

         Delaware Law provides that the power to amend the bylaws rests with the stockholders entitled to vote, although the charter may confer the power to amend the bylaws upon the Board of Directors. Delaware Law also provides that the fact that the charter confers such power upon the Board of Directors neither limits nor divests the stockholders of the power to amend the bylaws. The Newmark-Delaware Charter authorizes the Board of Directors of Newmark-Delaware to make and alter the Newmark-Delaware Bylaws. Nevada Law and the Newmark-Nevada Charter also allow the directors to make amendments to the Newmark-Nevada Bylaws.

         PERSONAL LIABILITY OF DIRECTORS. Under Delaware Law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes.

         Under Nevada Law, directors are jointly and severally liable to the corporation and its creditors at the time of the violation for a period of three years thereafter for violations of statutory provisions relating to any transfer of money or other property other than its own shares or the incurrence of indebtedness by a corporation to or for the benefit of its stockholders with respect to any of its shares, which may include a distribution in the form of a dividend or other redemption or acquisition of shares or a distribution of indebtedness. Under Nevada Law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike Delaware Law, Nevada Law allows a director who was not present at a meeting which



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approved an illegal act to avoid liability by registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

         LOANS TO OFFICERS. Under Nevada Law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue was not approved by disinterested directors or was not fair to the corporation at the time it is authorized or approved by the Board of Directors. Under Delaware Law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation's board of directors, may reasonably be expected to benefit the corporation.

         INDEMNIFICATION AND LIMITATION OF LIABILITY. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of each state permit corporations to adopt a provision in the charter eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

         The Newmark-Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware Law. The Newmark-Nevada Charter likewise eliminates the liability of directors and officers to the fullest extent permissible under Nevada Law. Under Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
(b) the payment of unlawful dividends or distributions. Under Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

         The limitations of liability provisions permissible under Delaware Law and Nevada Law may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         Nevada Law and Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders, that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law generally permits indemnification of expenses incurred in the

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defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

         INSPECTION OF STOCKHOLDERS' LIST. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding (or authorized by persons holding) at least 5% of all outstanding shares, to inspect the stockholders list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware Law permits any stockholder to inspect a corporation's stockholders list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

         PAYMENT OF DIVIDENDS. Nevada Law permits the payment of cash dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied.

         Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Surplus is the excess, if any, of the stockholders' equity over stated capital of a corporation. In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

                   VOTE REQUIRED - ADOPTION OF PLAN OF MERGER

         On the date of the Stockholder Action, the outstanding voting securities of the Company were 11,500,000 shares of Company common stock, par value $0.01 per share. Each share of Company common stock held of record counted as one vote. A majority, or 5,750,001 votes were required to adopt the Plan of Merger. 9,200,000 votes, representing approximately 80% of the issued and outstanding Company common stock, signed the consent of stockholders approving the Reincorporation Merger.

                     FEDERAL TAX CONSEQUENCES OF THE MERGER

         For federal income tax purposes (i) the Reincorporation Merger will constitute a reorganization within the meaning of Section 368(a) of the Code,
(ii) no gain or loss will be recognized by Company stockholders as a consequence of the Reincorporation Merger, (iii) a stockholder's aggregate tax basis in Newmark-Delaware common stock after the Reincorporation Merger will be the same as such holder's aggregate tax basis in the shares of the Company common stock immediately prior to the Reincorporation Merger and (iv) no gain or loss will be recognized by the Company or Newmark-Delaware as a consequence of the Reincorporation Merger.

         THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE MERGER.

                               OTHER TRANSACTIONS

         From time to time, the Board may consider business combinations which could increase the size or market presence of the Company. One such possible transaction would be combining the operations of Engle Homes, Inc. with the Company, since Technical Olympic USA, Inc. owns 100% of Engle Homes, Inc. and 80% of the Company. Such combination would eliminate possible difficulties that could arise in the future regarding entry into specific building markets and would substantially expand the Company's revenues and base of operations. Prior to effecting any such transaction, a special committee of the Board consisting of independent directors would be established to analyze, review and assess the feasibility of any such transaction. In addition, certain consents and approvals would be required from the lenders of both companies. There is no assurance that a combination with Engle Homes, Inc. could be achieved. The Board believes that the Reincorporation Merger should occur independent of and whether or not the Company undertakes any such business combinations.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 1, 2001, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more that 5% of the outstanding shares of its common stock,
(ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. As of February 1, 2001, there were 11,500,000 shares of Company common stock outstanding.

    NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
     BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP          PERCENT OWNED
    -------------------                    --------------------          -------------
Technical Olympic USA, Inc.                        9,200,000                    80%
1200 Soldiers Field Drive
Sugar Land, Texas  77479(1)

Lonnie M. Fedrick                                   42,900                      (2)
c/o Newmark Homes Corp.
1200 Soldiers Field Drive
Sugar Land, Texas  77479

Constantine Stengos                                 25,000                      (2)
c/o Technical Olympic S.A.
20 Solomou Street
Athens, Greece  17456

J. Eric Rome                                         9,000                      (2)
c/o Newmark Home Corp.
5910 Courtyard Drive, Suite 230
Austin, Texas  78751

Terry C. White                                       7,500                      (2)
c/o Newmark Homes Corp.
1200 Soldiers Field Drive
Sugar Land,  Texas  77479

J. Michael Beckett (3)                              10,900                      (2)
c/o Newmark Homes Corp.
1200 Soldiers' Field Drive
Sugar Land, Texas  77479

All directors and executive officers                95,300                      (2)
as a group (5 persons)

(1) Technical Olympic USA, Inc. is a subsidiary of Technical Olympic (UK) PLC, which is a subsidiary of Technical Olympic S.A. Mr. Constantine Stengos owns greater than 5% of the outstanding stock of Technical Olympic S.A.

(2)  Less than one percent.

(3) Includes 6,700 shares of Company common stock held by Mr. Beckett's spouse as to which he disclaims beneficial ownership.

                                             By Order of the Board of Directors



Date:  February 26, 2001                    /s/ Terry C. White
                                            ----------------------------------
                                            Terry C. White, Secretary

                                  EXHIBIT LIST


Exhibit A         Agreement and Plan of Merger between Newmark Homes Corp.,
                  a Nevada corporation, and Newmark Homes Corp., a Delaware corporation

Exhibit B         Certificate of Incorporation of Newmark Homes Corp.,
                  a Delaware corporation

Exhibit C         Bylaws of Newmark Homes Corp.,
                  a Delaware corporation

                                                                      EXHIBIT A


                         AGREEMENT AND PLAN OF MERGER

                              NEWMARK HOMES CORP.,
                             A DELAWARE CORPORATION,
                                       AND
                              NEWMARK HOMES CORP.,
                              A NEVADA CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER dated as of March ___, 2001 (the "Agreement") is entered into by and between Newmark Homes Corp., a Delaware corporation ("Newmark-Delaware") with its principal address at 1200 Soldiers Field Drive, Sugar Land, Texas 77479, and Newmark Homes Corp., a Nevada corporation ("Newmark-Nevada") with its principal address at 1200 Soldiers Field Drive, Sugar Land, Texas 77479. Newmark-Delaware and Newmark-Nevada are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS


         A. Newmark-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 30,000,000 shares, $0.01 par value, of common stock and 3,000,000 shares, $0.01 par value of preferred stock. As of February 12, 2001, 100 shares of Newmark-Delaware common stock were issued and outstanding, all of which are held by Newmark-Nevada and no shares of preferred stock were issued and outstanding.

         B. Newmark-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 30,000,000 shares, $0.01 par value, of common stock and 3,000,000 shares, $0.01 par value of preferred stock. As of February 12, 2001, 11,500,000 shares of Newmark-Nevada common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.

         C. The Board of Directors of Newmark-Nevada has determined that, for the purpose of effecting the reincorporation of Newmark-Nevada in the State of Delaware, it is advisable and in the best interests of Newmark-Nevada and its stockholders that Newmark-Nevada merge with and into Newmark-Delaware upon the terms and conditions herein provided.

         D. The respective Boards of Directors and stockholders of Newmark-Delaware and Newmark-Nevada have approved this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Newmark-Delaware and Newmark-Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

         1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Private Corporation Law, Newmark-Nevada shall be merged with and into Newmark-Delaware (the "Reincorporation Merger"), the separate existence of Newmark-Nevada shall cease and Newmark-Delaware shall survive the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware, and Newmark-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Newmark Homes Corp."

         1.2 FILING AND EFFECTIVENESS. The Reincorporation Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Reincorporation Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Private Corporation Law;

         (b) All of the conditions precedent to the consummation of the Reincorporation Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

         (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         (d) An executed Articles of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Private Corporation Law shall have been filed with the Secretary of State of the State of Nevada.

         The date and time when the Reincorporation Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Newmark-Nevada shall cease and Newmark-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Newmark-Nevada's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Newmark-Nevada in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Newmark-Nevada in the same manner as if Newmark-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada Private Corporation Law.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Newmark-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of Newmark-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of Newmark-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

         3.1 NEWMARK-NEVADA COMMON STOCK. Upon the Effective Date of the Merger, each share of Newmark-Nevada common stock, $0.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of common stock, $0.01 par value, of the Surviving Corporation.

         3.2 NEWMARK-NEVADA BENEFIT PLANS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans of Newmark-Nevada. The execution of this Agreement shall constitute an amendment to each of the employee benefit plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to Newmark-Nevada.

         3.3 NEWMARK-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of common stock, $0.01 par value, of Newmark-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by Newmark-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Newmark-Nevada common stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which such holders' shares of Newmark-Nevada common stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Newmark-Nevada common stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's common stock into which such shares of Newmark-Nevada common stock were converted in the Reincorporation Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing common stock of the Surviving Corporation so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Newmark-Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of Newmark-Delaware common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Newmark-Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Newmark-Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

         4.1 FURTHER ASSURANCES. From time to time, as and when required by Newmark-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Newmark-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Newmark-Delaware and Newmark-Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Newmark-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Newmark-Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of Newmark-Delaware are fully authorized in the name and on behalf of Newmark-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.2 COVENANTS OF NEWMARK-DELAWARE. Newmark-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger take such other actions as may be required by Delaware Law or Nevada Law to accomplish the Reincorporation Merger, including appointing an agent for service of process in the State of Nevada if and to the extent required under provisions of Nevada law.

         4.3 ABANDONMENT. At any time before the filing a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of

Nevada, this Agreement may be terminated and the Reincorporation Merger may be abandoned for any reason whatsoever by the Board of Directors of either Newmark-Nevada or Newmark-Delaware, or both, notwithstanding the approval of this Agreement by the stockholders of Newmark-Nevada or by the sole stockholder of Newmark-Delaware, or by both.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of Articles of Merger and a Certificate of Merger with the Secretaries of State of the States of Nevada and Delaware, respectively, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Reincorporation Merger by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1200 Soldiers Field Drive, Sugar Land, 77479, and copies thereof will be furnished to any stockholder and to any creditor of either Constituent Corporation, upon request and without cost.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Private Corporation Law.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                            NEWMARK HOMES CORP.,
                                            a Delaware corporation


                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------


                                            ATTEST:


                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------


                                            NEWMARK HOMES CORP.,
                                            a Nevada corporation


                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------


                                            ATTEST:


                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                               NEWMARK HOMES CORP.


      FIRST:  The name of the Corporation is Newmark Homes Corp.

      SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

      THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. The Corporation will have perpetual existence.

      FOURTH: The total number of shares of capital stock which the Corporation shall be authorized to issue is 33,000,000 shares, consisting of 30,000,000 shares of common stock, $.01 par value ("Common Stock"), and 3,000,000 shares of preferred stock, $.01 par value ("Preferred Stock").

      The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock of the Corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the Board of Directors of the Corporation to fix any such provisions not fixed by this Certificate of Incorporation:

I.    Preferred Stock

      The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the "Series Terms"), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a "Preferred Stock Series Resolution") adopted by the Board of Directors (or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated). The powers of the Board of Directors with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

      (b) The dividend rate or method of determining dividends on the shares of that series, any conditions upon which such dividends shall be payable, and the date or dates or the method for determining the date or dates upon which such dividends shall be payable, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

      (d) Whether that series shall have conversion or exchange privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate upon occurrence of such events as the Board of Directors shall determine;

      (e) Whether the shares of that series shall be redeemable, and, if so, the price or prices and the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms, conditions and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

      (i) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

      (j) Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

      Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation, as it may be amended and/or restated from time to time (herein referred to as this "Certificate of Incorporation") and the

Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate of Incorporation or in the Preferred Stock Series Resolution.

      Subject to the provisions of this Article Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors (or a designated committee thereof), in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holder is required pursuant to any Preferred Stock Series Resolution. Except in respect of series particulars fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

II.   Common Stock

      (a) Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation. No dividend shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

      (b) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

      (c) Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of stockholders to one vote for each share of such stock held by them. Except as may be provided in a Preferred Stock Series Resolution, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

III.  Senior, Parity or Junior Stock

      Whenever reference is made in this Article Fourth to shares "ranking prior to" another class of stock or "on a parity with" another class of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with, respectively, the rights of the holders of such other class of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such other class of stock.

      Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock ranks on a parity with each other and each ranks prior to Common Stock. Common Stock ranks junior to Preferred Stock.

IV.   Liquidation Notices

      Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to the holders of record of the Preferred Stock, if any, at their respective addresses as the same shall appear on the books of the Corporation.

V.    Reservation and Retirement of Shares
      The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

      Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired by the Corporation (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

VI.   No Preemptive Rights

      No holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

VII.  Registered Owner

      The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

      FIFTH: The members of the governing board shall be known as the Board of Directors and the number thereof shall be not less than one (1) nor more than ten (10). The number of directors may be increased or decreased, from time to time, within the limit specified above by resolution of the Board of Directors; provided, however, that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, unless such director is removed in accordance with the provisions of Section III of Article Sixth.

      SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders, it is further provided:

I.  Newly Created Directorships and Vacancies.

      Newly created directorships resulting from any increase in the number of directors and any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though the remaining directors be less than a quorum of the Board of Directors.

II.  Bylaw Amendments.

      The Board of Directors shall have power to make, alter, amend and repeal the bylaws. Any bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

III.  Removal of Directors.

      Any director, or the entire Board of Directors, may be removed from office at any time with or without cause only by the affirmative vote of the holders of not less than two-thirds of all of the then outstanding shares of the Common Stock; provided that any director elected by the holders of any class or series of shares entitled to elect one or more directors, may be removed by the vote of stockholders representing not less than two-thirds of the voting power of such class or series of shares.

      SEVENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article Tenth, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation are granted subject to the right reserved in this Article Seventh.

      EIGHTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means any corporation, partnership, limited liability company, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, stockholders or members are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or any committee thereof which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by majority vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      NINETH: The provisions of Section 203 of the Delaware General Corporation Law shall not be applicable to the Corporation.

      TENTH:  Elimination of Certain Liability of Directors and
Indemnification.

I.    Elimination of Certain Liability of Directors

      No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Section I of this Article Tenth shall be prospective only, and neither the amendment nor repeal of this
Section I of this Article Tenth shall eliminate or reduce the effect of this
Section I of this Article Tenth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section I of this Article Tenth would accrue or arise, prior to such amendment or repeal. If the Delaware General Corporation Law hereafter is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time.

II.   Indemnification and Insurance

      (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes pursuant to the Employee Retirement Income Security Act of 1974 or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section II of this Article Tenth shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section II or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the foregoing indemnification of directors and officers.

      (b) Right of Claimant to Bring Suit. If a written claim from or on behalf of an indemnified party under paragraph (a) of this Section II is not paid in full by the Corporation within thirty (30) days after such written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (c) Non-Exclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Section II shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      (e) Savings Clause. If this Section II or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this
Section II that shall not have been invalidated and to the fullest extent permitted by applicable law.

      (f) Definitions. For purposes of this Section II, references to the "Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger prior to (or, in the case of an entity specifically designated in a resolution of the Board of Directors, after) the adoption hereof and which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section II with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

      ELEVENTH: The name and mailing address of the incorporator is T. Mark Kelly, Esq., c/o Vinson & Elkins L.L.P., 1001 Fannin Street, Houston, Texas 77002-6760.

      TWELFTH: The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors are elected, are:

            Lonnie M. Fedrick             1200 Soldiers Field Drive
                                          Sugar Land, Texas 77479

            Yannis Delikanakis            1200 Soldiers Field Drive
                                          Sugar Land, Texas 77479

      IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 12th day of February, 2001.



                                          /s/ T. Mark Kelly
                                          --------------------------
                                          T. Mark Kelly
                                          Incorporator

                                                                      EXHIBIT C

                                    BYLAWS OF

                               NEWMARK HOMES CORP.

                                    ARTICLE I
                                     OFFICES

         1.01 Registered Office. The registered office of the Corporation, required by the General Corporation Law of the State of Delaware (the "DGCL") to be maintained in the State of Delaware, shall be the registered office named in the original Certificate of Incorporation of the Corporation, or such other office as may be designated, from time to time, by the Board of Directors in the manner provided by law. Should the Corporation maintain a principal office within the State of Delaware, such registered office need not be identical to such principal office of the Corporation.

         1.02 Other Offices. The Corporation may also have offices at such other places located within or without the State of Delaware as the Board of Directors may from time to time determine, or as the business of the Corporation may require.

                                   ARTICLE II
                                  STOCKHOLDERS

         2.01 Location of Meetings. Meetings of stockholders shall be held at the principal business office of the Corporation, or at any other location that may be specified in the notice of the meeting or in a duly executed waiver thereof. Meetings of stockholders may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         2.02 Annual Meetings. Unless a written consent of the stockholders is submitted to the Corporation pursuant to Section 2.10, an annual meeting of stockholders shall be held annually at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At this meeting, the stockholders shall elect a Board of Directors and may transact other business properly brought before the meeting. The failure to hold the annual meeting or to file the written consent in lieu thereof will not cause a forfeiture or dissolution of the Corporation.

         2.03 List of Stockholders. At least ten (10) days before each meeting of stockholders, a complete list of stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of each and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer book. This list shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours for a period of ten (10) days prior to such meeting. This list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the entire time of the meeting.

         2.04 Special Meetings. Special meetings of the stockholders may be called by the President, the Board of Directors, or the Chairman of the Board of Directors, if one is appointed.

         2.05 Notice of Meetings. A written or printed notice stating the place, if any, day and hour of any meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, the Chairman of the Board of Directors, if one is appointed, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, notice shall be deemed to be delivered when deposited, postage prepaid, in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. If a stockholder gives no address, notice shall be deemed to have been given to the stockholder if sent by mail or other written communication addressed to the place where the Corporation's registered office is located, or if published at least once in some newspaper of general circulation in the county in which the Corporation's registered office is located. Where notice is required to be given and notice of two (2) previous consecutive annual meetings or notices of meetings or notice of taking of action without a meeting by written consent have been mailed and addressed to a stockholder at the address as shown on the records of the Corporation and have been returned undeliverable, the giving of further notice to the stockholder is not required. Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

         2.06 Quorum. The holders of a majority of shares entitled to vote or, in the event of any vote by class or classes, a majority of each class of the shares entitled to vote as a class, represented in person or by proxy, shall constitute a quorum at meetings of stockholders, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have the power to adjourn the meeting, from time to time, without notice other than announcement at the meeting. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         2.07 Majority May Conduct Business. When a quorum is present at the meeting, the vote of the holders of a majority of all the shares entitled to vote, represented in person or by proxy, shall be the act of the stockholders' meeting, unless the vote of a greater number is required by law, the Certificate of Incorporation or these Bylaws.

         2.08 Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders, except to the extent that the voting rights of the shares of any class shall be limited or denied by the Certificate of Incorporation and except as otherwise provided by law. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaw (or comparable instrument) of such corporation may prescribe, or in the absence of such provision, as the Board of Directors (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by his executor or administrator, either in person or by proxy.

         2.09 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may, from time to time, determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions respecting the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

         No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power.

         Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

         The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it and such shares shall not be counted for quorum purposes.

         2.10 Action Without Meeting. Any action required by law to be taken at a meeting of the stockholders, or any action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders entitled to vote with respect to the subject matter thereof which hold the requisite voting power of the Corporation required to approve the action.

         2.11 Record Dates. For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed sixty (60) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of, or to vote at, a meeting of stockholders, the books shall be closed for at least ten (10) days immediately preceding the meeting.

         In lieu of closing the stock transfer books, the Board of Directors may fix in advance as the record date for determination of stockholders, a date in any case to be not more than sixty (60) days in case of a meeting or stockholders and not less than ten (10) days prior to the date on which the particular action requiring the determination of stockholders is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders, or entitled to receive payment of a dividend, the date on which the resolution of the Board of Directors declaring such dividend is adopted, shall be the record date for determination of stockholders.

         When a determination of stockholders entitled to vote at any meeting of stockholders has been made, as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired, in which case a new determination shall be made in accordance with the provisions of this section.

         2.12 Business to be Brought Before the Annual Meeting. To be properly brought before the annual meeting of stockholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this
Section 2.12, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.12. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Corporation, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary date of the proxy statement for the preceding annual meeting of stockholders of the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the acquisition date, the class and the number of shares of voting stock of the Corporation which are owned beneficially by the stockholder, (iv) any material interest of the stockholder in such business, and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting.

         Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.12.

         The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.12, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12.

                                   ARTICLE III
                                    DIRECTORS

         3.01 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and do all lawful acts and things as are not by law or by the Certificate of Incorporation, or by these Bylaws, directed or required to be exercised or done by the stockholders.

         3.02 Number and Election. Subject to the rights of the holders of any series of preferred stock or any other series or class of stock to elect directors under specified circumstances or except as otherwise fixed pursuant to the provisions of the Certificate of Incorporation, as amended, the number of directors constituting the initial Board of Directors of the Corporation shall be as set forth in the Certificate of Incorporation, as amended, and the number of directors may be changed by the Board of Directors, from time to time, by appropriate resolution by the Board of Directors, provided the number of directors shall not be less than one (1) nor more than ten (10). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.05, and each director elected shall hold office until the next succeeding annual meeting and until his successor shall have been elected and qualified, except as otherwise provided in the Certificate of Incorporation or in these Bylaws. Directors need not be residents of the State of Delaware or stockholders of the Corporation.

         3.03 Elections to Fill Vacancies. Subject to the rights of the holders of any series of preferred stock or any other series or class of stock to elect directors under specified circumstances, any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

         3.04 Location of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or outside the State of Delaware. Members of the Board of Directors or of committees thereof may participate in and hold a meeting of the Board of Directors or committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         3.05 First Meeting of Newly Elected Board. The first meeting of each newly elected Board of Directors shall be held at such time and place directly following the annual meeting of the stockholders or as shall be fixed by the vote of the stockholders at their annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided that a quorum shall be present. In the event such meeting is not held after the annual meeting of the stockholders, or in the event of a failure of the stockholders

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


to fix the time and place of the first meeting of the newly elected Board of Directors, or in the event the meeting is not held at the time and place so fixed by the stockholders such meeting may be held at the time and place specified in a notice given as provided for special meetings of the Board of Directors, or as specified in a written waiver signed by all of the directors.

         3.06 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places as shall, from time to time, be determined by the Board.

         3.07 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President. Notice of special meetings of the Board of Directors may be given personally, either verbally or in writing, or sent in writing by United States mail, or by facsimile. In case the notice is mailed, the notice shall be deposited in the mail at the place in which the principal business office of the Corporation is located at least five (5) days prior to the time of the holding of the meeting. In case the notice is delivered personally, either verbally or in writing, or is sent by facsimile, the notice shall be so delivered at least two (2) hours prior to the time of the holding of the meeting. The delivery, mailing, or sending by facsimile, as above provided, shall constitute due, legal and personal notice to the director. Notice shall be given by the person calling the meeting or by the Secretary. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in any notice or waiver of notice, except as may otherwise be expressly provided by law, the Certificate of Incorporation or these Bylaws.

         3.08 Quorum. A majority of the directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless a greater number is required by law, the Certificate of Incorporation or these Bylaws. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

         3.09 Action Without Meeting. Any action that may be taken by a committee empowered by the Board of Directors or by the Board of Directors at a meeting, may be taken without a meeting if a consent in writing setting forth the actions so taken shall be signed by all of the members of such committee or all of the directors.

         3.10 Compensation. Directors, as such, shall not receive any salary for their services, but by resolution of the Board may receive a fixed sum and necessary expenses of attendance of each regular or special meeting of the Board of Directors. Members of a committee empowered by the Board of Directors, by resolution of the Board of Directors, may be allowed like compensation for attending committee meetings. Nothing herein contained shall be construed to preclude any director from serving the Corporation in another capacity and receiving compensation therefor.


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

                                   ARTICLE IV
                                     NOTICES

         4.01 Content and Method. Notices to directors and stockholders shall be in writing, unless otherwise provided in these Bylaws, shall specify the time and place of the meeting, and shall be delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed given at the time when the notice is placed in the United States mail, postage prepaid. Notice to directors may also be given by facsimile.

         4.02 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director under the provisions of applicable statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of notice.

         4.03 Attendance Construed as Waiver of Notice. Attendance of a stockholder, in person or by proxy, or a director at a meeting shall constitute a waiver of notice of such meeting, except where a director or stockholder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    ARTICLE V
                                    OFFICERS

         5.01 Titles. The officers of the Corporation shall consist of a President, a Secretary, a Treasurer and, in the discretion of the Board of Directors, such other officers as are contemplated by Section 5.03 hereof, each of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person.

         5.02 Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a President, a Secretary, and a Treasurer and may elect one or more Vice Presidents, none of whom needs to be a member of the Board, and may appoint a Chairman of the Board.

         5.03 Other Officers. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

         5.04 Compensation. The compensation of the President, any Vice Presidents, the Secretary and the Treasurer shall be fixed by the Board of Directors, but the compensation of all minor officers and all other agents and employees of the Corporation may be fixed by the President, or such other officer as is empowered by the Board of Directors, unless by resolution the Board of Directors shall determine otherwise.

         5.05 Term of Office. Each officer of the Corporation shall hold office until his successor is chosen and qualifies, or until his death or removal or resignation from office. Any officer, agent or member of a Board-appointed committee elected or appointed by the Board of Directors may be removed by a majority vote of the Board of Directors whenever, in its judgment, the best interest of the Corporation will be served thereby, but such removal shall be


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


without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in an office of the Corporation, for any reason, may be filled by the Board of Directors.

         5.06 Chairman of the Board. In the event that a Chairman of the Board is designated by the Board of Directors, the Chairman of the Board shall preside over all meetings of the stockholders and of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board shall have such other powers and duties as may be assigned to him, from time to time, by the Board of Directors.

         5.07 President. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and, if the President is also a member of the Board of Directors, at all meetings of the directors. Unless the Board of Directors shall otherwise direct, the President shall have general and active management responsibility for the business of the Corporation.

         5.08 Vice Presidents. In the event that the Board of Directors shall provide for one or more Vice Presidents, then each of the Vice Presidents, in the order of his seniority, unless otherwise determined by the Board of Directors, shall in the absence or disability of the President, serve in the capacity of the President and perform the duties and exercise the powers of the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors shall from time to time prescribe.

         5.09 Secretary. The Secretary shall:

                  (a) attend all meetings of the Board of Directors and of the stockholders, and shall record all votes and keep the minutes of all such proceedings in one or more books kept for that purpose;

                  (b) give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors;

                  (c) keep in safe custody the seal of the Corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it and when so affixed, it shall be attested by the Secretary's signature, or by the signature of the Treasurer, if any, or any Assistant Secretary or Assistant Treasurer; and

                  (d) perform all duties incidental to the office of Secretary and such other duties as, from time to time, may be assigned to the Secretary by the Board of Directors or by an executive officer under whose supervision the Secretary shall function.

         5.10 Assistant Secretaries. Each Assistant Secretary, if any, in the order of his seniority, unless otherwise determined by the Board of Directors, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary, and shall perform such other duties and have such other powers as the Board of Directors may, from time to time, prescribe.


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


         5.11 Treasurer. The Treasurer shall:

                  (a) have custody of the corporate funds and securities;

                  (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

                  (c) deposit all money and other valuable effects in the name and to the credit of the Corporation;

                  (d) disburse such funds of the Corporation and take proper vouchers for all disbursements;

                  (e) render to the Board of Directors at the regular meetings of the Board of Directors, or whenever the Board of Directors may require, an account of all transactions entered into under this Section 5.11 and of the financial condition of the Corporation; and

                  (f) perform all such other duties as, from time to time, may be assigned to him by the Board of Directors.

         5.12 Assistant Treasurers. Each Assistant Treasurer, if any, in the order of his seniority, unless otherwise determined by the Board of Directors, shall in the absence of disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties and have such other powers as the Board of Directors may, from time to time, prescribe.

                                   ARTICLE VI
                                   COMMITTEES

         6.01 Designation; Powers. The Board of Directors may designate one or more committees, including, if they shall so determine, an executive committee, each such committee to consist of one or more of the directors of the Corporation. Any such designated committee shall, subject to the provisions of the DGCL, have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution. Any such designated committee may authorize the seal of the Corporation to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

         6.02 Procedure; Meetings; Quorum. Any committee designated pursuant to this Article VI shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by resolution of such committee or resolution of the Board of Directors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

         6.03 Substitution of Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

                                   ARTICLE VII
                        CERTIFICATES REPRESENTING SHARES

         7.01 Description. The Corporation shall deliver certificates representing all shares to which stockholders are entitled. Certificates shall be signed by the President and the Secretary of the Corporation, or in the absence of the President and/or Secretary, a Vice President and/or Assistant Secretary, if such officers have been appointed or elected by the Board of Directors and may be sealed with the seal of the Corporation or a facsimile thereof. No certificate shall be issued for any share until the consideration therefor has been fully paid. Each certificate shall be consecutively numbered and shall be entered in the books of the Corporation as issued. Each certificate representing shares shall state upon the face thereof that the Corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, the number and class of shares, and the designation of the series, if any, which such certificate represents.

         7.02 Facsimile Signatures. The signature of officers upon a certificate may be facsimile. In the event that an officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before the certificate is issued, the certificate may be issued by the Corporation with the same effect as if he were such officer at the date of issuance.

         7.03 Lost Certificate. The Board of Directors may direct new certificate(s) to be issued in place of any certificate(s) previously issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate(s) to be lost or destroyed. When authorizing such issuance of new certificate(s), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost or destroyed certificate(s), or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum and form and with such sureties as it may direct as an indemnity against any claim that may be made against the Corporation with respect to the certificate(s) alleged to have been lost or destroyed.

         7.04 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney-in-fact. Upon surrender to the Corporation or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         7.05 Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its stock, whose respective duties the Board of Directors may, from time to time, define. No certificate of stock shall be valid until countersigned by a



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


transfer agent, if the Corporation shall have a transfer agent, or until registered by the registrar, if the Corporation shall have a registrar. The duties of transfer agent and registrar may be combined.

         7.06 Registered Owners. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.01 Dividends. The Board of Directors may declare and the Corporation may pay dividends on its outstanding shares in cash, property or its own shares, pursuant to the DGCL and subject to the provisions of its Certificate of Incorporation.

         8.02 Execution of Instruments. Unless otherwise authorized by the Board of Directors, deeds, transferees, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by a person who holds the office of Chairman of the Board or President or Vice President. In addition, the Board of Directors may, from time to time, direct the manner in which and the person or persons by whom any instrument or instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same but no instrument is invalid merely because the corporate seal is not affixed thereto.

         8.03 Reserves. The Board of Directors may, by resolution, create a reserve or reserves out of earned surplus for any purpose or purposes, and may abolish any such reserve in the same manner.

         8.04 Signatures. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or other person or persons as the Board of Directors may, from time to time, designate.

         8.05 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         8.06 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and shall be in the form determined by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed or in any other manner reproduced. The use of the seal is not necessary on any corporate document and its use or nonuse shall not, in any way, affect the legality of the document.

                                   ARTICLE IX
                                   AMENDMENTS

         Unless otherwise provided in the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new bylaws may be adopted by the affirmative vote of a majority of either the Board of Directors or the holders of a majority of the shares entitled to

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


vote, present at any meeting at which a quorum of each respective body is present, provided that notice of the proposed alteration, amendment, repeal or adoption shall be contained in the notice of the meeting. This power to alter, amend or repeal these Bylaws, and to adopt new bylaws, may be modified or divested by action of the holders of a majority of the shares entitled to vote taken at any regular or special meeting of the stockholders.

DATED:  Effective February 12, 2001


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